UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2020

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                            Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 8.01 – Other Events.

Sesen Bio, Inc. (the “Company”) and Leiden University Medical Center (“LUMC”) have agreed to the co-development of an imaging agent (the “Imaging Agent”) that is comprised of an antibody fragment of Vicineum™, the Company's lead product candidate, and an imaging molecule supplied by LUMC. The Imaging Agent is designed to delineate tumor from normal tissue during surgery so that the tumor margin is clearly visible, thereby helping to ensure clear margins after surgical excision of cancerous tissue.

A Phase 1/2 clinical trial of the Imaging Agent was successfully completed by LUMC with favorable tolerability and demonstrated tumor detection, which the Company believes further supports the targeting specificity of Vicineum. On December 8, 2020, the Company signed an agreement with LUMC whereby Sesen has an option to obtain an exclusive, worldwide license to any intellectual property related to the Imaging Agent.

Additionally, the Company and LUMC have agreed to negotiate terms for the next clinical trial, which would begin after the anticipated U.S. approval of Vicineum for the treatment of non-muscle invasive bladder cancer in mid-2021. The Company intends to provide updates on future milestones regarding co-development of the Imaging Agent, including details related to future clinical trials, publication of a manuscript for the Phase 1/2 clinical trial, and updates on the regulatory path forward.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the further development of the Imaging Agent, expectations regarding further details regarding the co-development of the Imaging Agent, including the negotiation of the terms of future clinical trials, publication of a manuscript for the Phase 1/2 clinical trial and updated on the regulatory path forward. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 9, 2020

Sesen Bio, Inc.

By:	/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M.
President and Chief Executive Officer